UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2025

WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway	95119 (Zip Code)
San Jose, California

(Address of Principal Executive Offices)
(408) 717-6000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, effective as of 11:59 p.m. Pacific time on February 21, 2025 (the “Distribution Date”), Western Digital Corporation (the “Company”) completed the Company’s previously announced plan to separate its flash business from its remaining hard disk drive business (the “Separation”) through a pro rata distribution to holders of record of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), as of 1:00 p.m. Pacific time on February 12, 2025 (the “Record Date”), of one-third (1/3) of one share of common stock of Sandisk Corporation, a then-wholly owned subsidiary of the Company (“Sandisk”), par value $0.01 per share (“Sandisk Common Stock”), for every one share of Company Common Stock held by such Company stockholders as of the Record Date (the “Distribution”). Sandisk is now an independent public company trading under the symbol “SNDK” on the Nasdaq Stock Market LLC. Following the Distribution, the Company beneficially owns 19.9% of the outstanding shares of Sandisk Common Stock and will no longer consolidate Sandisk within the Company’s financial results.

The Company is filing this Amendment No. 1 to Form 8-K (this “Amendment No. 1”) to amend its Current Report on Form 8-K filed February 24, 2025, solely for the purposes of including the unaudited pro forma financial information required pursuant to Item 9.01(b). This Amendment No. 1 does not otherwise revise the February 24, 2025 Current Report on Form 8-K in any way.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company reflecting the Separation and the Distribution, including the unaudited pro forma condensed consolidated balance sheet as of December 27, 2024; the unaudited pro forma condensed consolidated statements of operations for the six months ended December 27, 2024 and the years ended June 28, 2024, June 30, 2023 and July 1, 2022; and notes thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Western Digital Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION

February 26, 2025

By: /s/ Cynthia Tregillis
Name: Cynthia Tregillis
Title: Executive Vice President, Chief Legal Officer and Secretary